Zurich Advantage III

Supplement dated March 1, 2023

to the

Prospectus dated May 2, 2022

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

The Board of Trustees of JPMorgan Insurance Trust approved a proposal to reorganize each of the Portfolios (“Acquired Funds”) below into a newly organized series of Lincoln Variable Insurance Products Trust (“LVIP” or “Acquiring Funds”), which are substantially similar to the Acquired Funds (each, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization is subject to the approval of shareholders at a special shareholder meeting to be held on or about March 15, 2023. If approved by shareholders, the Reorganizations are expected to take place on or about May 1, 2023 (the “Reorganization Date”).

As a result, the LVIP Funds will be added as an available investment option under your Contract. As a result of the Reorganizations, each Acquired Fund’s shareholder will receive an equal value of shares of the corresponding Acquiring Fund.

Acquired Funds	Acquiring Funds

JPMorgan Insurance Trust Mid Cap Value Portfolio	LVIP JPMorgan Mid Cap Value Fund
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

Prior to the Reorganization Date, you may transfer any Contract Value that is invested in the Acquired Funds to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Acquired Funds, you should provide us new allocation instructions prior to the Reorganization Date.

Effective on May 1, 2023, the following changes will occur:

•	You will no longer be able to allocate new purchase payments to the Acquired Funds;

•	You will no longer be able to make sub-account transfers to the Acquired Funds;

•	Any Contract Value allocated to the Acquired Funds will be reallocated to the corresponding Acquiring Fund; and

•

Program enrollments (Dollar Cost Averaging, Asset Allocation Service and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Funds, unless you provide us with new enrollment instructions prior to the Reorganization Date.

Upon completion of the Reorganizations, all references to the Acquired Funds in the prospectus are deleted and replaced with the Acquiring Funds.

In your prospectus, under section entitled “Appendix A - Portfolios Available Under the Contract,” the below information is added to the table:

Portfolio Objective	Portfolio Name Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of Dec. 31, 2021)
			1 Year	5 Year	10 Year
Seeks capital appreciation with the secondary goal of achieving current	LVIP JPMorgan Mid Cap Value Fund – Standard Class	0.73%	N/A	N/A	N/A

income by investing primarily in equity securities.	Advised by Lincoln Investment Advisors Corporation; sub-advised by J.P. Morgan Investment Management Inc.
Seeks capital growth over the long-term.	LVIP JPMorgan Small Cap Core Fund – Standard Class Advised by Lincoln Investment Advisors Corporation; sub-advised by J.P. Morgan Investment Management Inc.	0.76%	N/A	N/A	N/A
Seeks to provide high total return from a portfolio of selected equity securities.	LVIP JPMorgan U.S. Equity Fund – Standard Class Advised by Lincoln Investment Advisors Corporation; sub-advised by J.P. Morgan Investment Management Inc.	0.67%	N/A	N/A	N/A

[1]	This Portfolio’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

Information Pertaining to the Sub-Account Transfer Rule

•

Any money currently invested in the Acquired Funds may be redirected to investment options currently available under your Contract and will not count as a transfer toward the limitation of allowable transfers per Contract Year.

•	The transfer of your Contract Value from any Acquired Funds as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•

During the 60 days after the Reorganization Date, you will be allowed one Subaccount transfer from each Acquiring Fund that will not count as a transfer toward the limitation of allowable transfers per Contract Year.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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